UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

INTERPACE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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September 27, 2021

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Biosciences, Inc.’s (“Interpace”, the “Company”, “we”, “us” or “our”) Annual Meeting of Stockholders to be held on November 8, 2021, at 4:00 p.m., Eastern Time (the “Annual Meeting”).

For the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2021. If you intend to participate in the virtual meeting, please refer to the section “General Information About the Annual Meeting and Voting” below.

During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement enclosed with this letter. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting via the Internet or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on September 10, 2021 are entitled to notice of and to vote at the meeting.

The following Notice of the 2021 Annual Meeting of Stockholders, Proxy Statement and WHITE proxy card include information about the matters to be acted upon by stockholders at the virtual Annual Meeting. We hope that you will exercise your right to vote, either by attending the Annual Meeting online and voting electronically or by voting through other acceptable means as promptly as possible. You may vote electronically at the Annual Meeting through the Internet, by telephone, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares are represented. If you have any questions, please contact Thomas Freeburg, by telephone at 862-325-6374 or by email at tfreeburg@interpace.com

We are delighted to have you as a stockholder of Interpace, and we thank you for your ongoing support.

Sincerely,

Thomas W. Burnell
President and Chief Executive Officer

Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 412.224.6900 · Toll Free: 855.776.6419 · http://www.interpace.com

NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 8, 2021

To the Stockholders of Interpace Biosciences, Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/IDXG2021 on November 8, 2021 at 4:00 p.m., Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on September 10, 2021 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the outbreak of the Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2021.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Thomas Freeburg, the Company’s Chief Financial Officer, at 862-325-6374 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on September 10, 2021 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about September 27, 2021, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2020 Annual Report, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the virtual Annual Meeting, we hope you will take the time to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 4 of the Proxy Statement or your attached proxy card.

By order of the Board of Directors,

/s/ Thomas W. Burnell
Thomas W. Burnell
President & Chief Executive Officer

Dated: September 27, 2021

Important Notice Regarding the Availability of Proxy

Materials for the Annual Meeting of Stockholders to Be Held

on November 8, 2021

The Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders and

Annual Report are also available on the Internet at

www.proxyvote.com

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PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

We have made these materials available to you electronically in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—  Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about September 27, 2021. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1.	Ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, management will respond to questions from stockholders.

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What are the Board’s voting recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR Proposal No. 1.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. There were 4,174,447 shares of our Common Stock and 47,000 shares of our Series B convertible preferred stock, par value $0.01 per share (the “Series B Preferred Stock”), outstanding on September 10, 2021 (the “Record Date”). As of the date of this Proxy Statement, the two Series B Preferred holders, on an as-converted basis, control an aggregate of sixty-six percent (66%) (7,833,332 shares) of our outstanding shares of Common Stock through their holdings of the Series B Preferred Stock. A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Thomas Freeburg, the Company’s Chief Financial Officer, at 862-325-6374 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to attend the virtual Annual Meeting.

What are the voting rights of the holders of our Common Stock?

Each outstanding share of our Common Stock will be entitled to one vote per share on each matter considered at the Annual Meeting.

What are the voting rights of the holders of our Preferred Stock?

Each outstanding share of our Series B Preferred Stock will be entitled to vote on each matter considered at the Annual Meeting. Each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the Record Date. Except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation of Series B Preferred Stock”)), holders of Series B Preferred Stock will vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

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Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card has been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

How can you vote?

Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16 digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/IDXG2021 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2. By Telephone – If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16 digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 16 digit control number, please contact your broker for instructions on how to vote your shares.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to “routine” matters such as Proposal No. 1, the ratification of the appointment of our independent registered public accounting firm, BDO, which is the only matter scheduled for this Annual Meeting.

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How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/IDXG2021. If you were a stockholder as of the Record Date with a 16 digit control number, or a beneficial owner who has been provided by your broker with a 16 digit control number, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/IDXG2021.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/IDXG2021 on the day of the Annual Meeting.

●	Webcast will start on November 8, 2021, at 4:00 p.m. Eastern Time.

●	You will need your 16-digit control number to enter the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

●	Webcast replay of the Annual Meeting will be available until November 8, 2022.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the continuing COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. In addition, we are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

Shortly before and during the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/IDXG2021. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

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What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Can you change your vote or revoke your proxy?

If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16 digit control number, you may revoke your proxy or change your vote by (i) following the instructions in the Proxy Materials and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on November 7, 2021, (ii) attending the Annual Meeting online and voting electronically during the meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy unless you properly vote electronically during the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting), or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the virtual Annual Meeting at 4:00 p.m., Eastern Time, on November 8, 2021. Such written notice of revocation or subsequent proxy card should be sent to the Company’s principal executive offices at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, trustee, or other nominee in accordance with the instructions you have received from them. The last proxy or vote that we receive from you will be the vote that is counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Thomas W. Burnell, our President and Chief Executive Officer and a member of the Board, and Thomas Freeburg, our Chief Financial Officer, Secretary, and Treasurer. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

1.	FOR ratification of the appointment of BDO as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021 (Proposal No. 1).

What constitutes a quorum?

A quorum is necessary in order to conduct the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of the shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date are represented at the Annual Meeting in person virtually or by proxy. For the purpose of electing a director, the presence in person virtually or by proxy of the holders of a majority of the voting power of the Company’s outstanding securities constitutes a quorum for the purposes of electing such director. As of the date of this Proxy Statement, two investors, on an as-converted basis, control an aggregate of sixty-six percent (66%) of our outstanding shares of Common Stock through their holdings of the Series B Preferred Stock.

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Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person virtually or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Ratification of Appointment of BDO as Our Independent Registered Public Accounting Firm to Audit Our Financial Statements for the Fiscal Year Ending December 31, 2021.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16 digit control number, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

i.	FOR ratification of the appointment of BDO as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021 (Proposal No. 1).

Why are you being asked to ratify the appointment of BDO as our independent registered public accounting firm?

Although stockholder approval of the Audit Committee of the Board’s (the “Audit Committee”) selection of BDO as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If Proposal No. 1 is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of BDO, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached WHITE proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

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Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board, and we will pay the expenses of the preparation of Proxy Materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made telephonically, electronically, or by other means of communication by certain of our directors, officers or employees who will not receive additional compensation for those services. If you choose to access the Proxy Materials or Annual Report and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We will reimburse brokers and other nominees for costs incurred by them in mailing Proxy Materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

BDO served as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and audited our financial statements for such year. We expect that one or more representatives of BDO will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

What is “householding” and where can you obtain additional copies of the Proxy Materials?

For information about householding and how to request additional copies of Proxy Materials, please see the section captioned “Additional Information — Householding”.

What should I do if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the meeting, please contact Thomas Freeburg, by telephone at 862-325-6374 or by email at tfreeburg@interpace.com.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS

Currently, the authorized number of directors to the Board is seven, divided into three classes with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms. The terms of our Class II directors, Messrs. Chan, Gorman, and Rocca, will expire at the Annual Meeting; however, they have been re-elected by the holders of our Series B Preferred Stock who have the right to designate them. The terms of our Class I directors, Messrs. Lev and Sullivan, will expire at the 2022 annual meeting and the terms of our two Class III directors will expire at the 2023 annual meeting.

NAME	CLASS	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Thomas W. Burnell	III	59	President and Chief Executive Office of Interpace Biosciences, Inc.
Edward Chan *	II	38	Employee of 1315 Capital Management, LLC
Robert Gorman **	II	63	General Partner of MLC, LLC
Joseph Keegan, Ph.D.	III	68	Independent Investor
Eric Lev**	I	45	General Partner at Ampersand Capital Partners
Fortunato Ron Rocca *	II	59	President and Chief Executive Officer of Exagen Inc.
Stephen J. Sullivan	I	74	Founder, CRO Advisors LLC

* Elected by 1315 Capital. ** Elected by Ampersand.

The biographies and qualifications of the members of the Board are set forth below under the heading “Director Biographies and Qualifications”.

The holders of the Series B Preferred Stock, voting as a separate class, are entitled to certain director designation rights under our Certificate of Incorporation. These rights are dependent on holdings of outstanding Series B Preferred Stock. Specifically, the Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand 2018 Limited Partnership (“Ampersand”) or 1315 Capital II, L.P.(“1315 Capital”) holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” within the meaning of the OTCQX Rules for U.S. Companies (the “OTCQX Rules”) (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated). However, if at any time such Series B investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock.

Based on the holdings of the issued and outstanding Series B Preferred Stock as of the date hereof, two holders of Series B Preferred Stock are each entitled to elect two directors to the Board and have designated Messrs. Chan and Rocca, by 1315 Capital, and Messrs. Gorman and Lev, by Ampersand. The holders of Common Stock are not entitled to vote in the election of such Series B Investor director designees.

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DIRECTOR BIOGRAPHIES AND QUALIFICATIONS

The biographies and qualifications of the members of the Board are set forth below. Messrs. Chan and Rocca as Class II directors have been re-elected by 1315 Capital and Mr. Gorman as a Class II director has been re-elected by Ampersand. No director is related to any of our other directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. Likewise, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Thomas W. Burnell, Incumbent Class III Director. Effective December 1, 2020, Mr. Burnell was named President, Chief Executive Officer and a director of the Company. From October 15, 2019 until November 30, 2020, he served as President and Chief Executive Officer of Cardiovascular Clinic of Nebraska LLC, a medical treatment facility focused on diagnosis and treatment of cardiac and vascular disorders, and from October 2, 2017 until November 29, 2017 he served as Chief Executive Officer and a director of True Nature Holding, Inc., a public company now known as Mitesco, Inc. that focuses on development and acquisition of innovative technologies. From July 16, 2016 until March 31, 2017, Mr. Burnell was the President of Boston Heart Diagnostics Corporation, a diagnostics subsidiary of Eurofins Scientific, Inc. (“Eurofins”). From January 2014 to December 2016, Mr. Burnell was an Operating Partner of Ampersand Capital Partners, a private equity firm and the manager of private equity funds that are a major stockholder of the Company, where he represented Ampersand’s investment in a dietary supplement manufacturer, Elite One Source Nutrisciences, Inc., as its President and Chief Executive Officer. From October 2014 until May 2016, Mr. Burnell served as Executive Chairman of Accuratus Lab Services, Inc., a provider of laboratory testing services, and from September 2012 until July 2014 he was President and Chief Executive Officer of Viracor-IBT Laboratories, Inc., a specialty testing laboratory with an emphasis on the transplant market, during which time it was majority-owned by Ampersand prior to its sale to Eurofins. Mr. Burnell performed the above described services, except for his services to us, as the Co-Owner, General Partner, and Chief Executive Officer of Milestone Business Management, a consulting firm focused on strategic, financial, and organizational performance of food, pharmaceutical, and life science companies.

In addition, from September 2005 until August 2010, Mr. Burnell served as President and Chief Executive Officer of Nebraska Heart Institute Heart Hospital, a hospital which was acquired during his tenure by Catholic Health Initiatives. From February 2001 until August 2005, he was President and Chief Executive Officer of Eurofins, a U.S. wholly-owned subsidiary of Eurofins Scientific Group, a publicly held company (“Eurofins Group”). From September 2000 until June 2002, he was President and Chief Executive Officer of GenomicFX, Inc., a leader in livestock and aquaculture genomics. From June 1989 until July 2000, Mr. Burnell held various senior management positions at ContiGroup Companies, Inc., a global agriculture, food and nutrition company. Mr. Burnell holds a PhD in Nutrition from the University of Kentucky and a BS and MS in animal sciences and nutrition, respectively, from the University of Nebraska-Lincoln.

Our Board believes that Mr. Burnell’s experience holding senior leadership positions in the life sciences industry, his specific experience and skills in the areas of general operations, financial operations and administration, and his extensive experience in accounting and as an audit committee member and chair of various public companies in the life sciences industry, provide him with the qualifications and skills to serve as a director.

Edward Chan, Incumbent Class II Director and 1315 Capital Designee . Edward Chan was designated as a director by 1315 Capital as a holder of the Company’s Series B Convertible Preferred Stock and thereby appointed and elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Chan to the Board’s Compensation & Management Development Committee (the “Compensation Committee”), Nominating and Corporate Governance Committee (the “Nominating Committee”), and a newly created Compliance and Regulatory Committee (the “Regulatory Compliance Committee”), which was formerly part of the Company’s Audit Committee and was formed in January 2020. Since October 2016, Mr. Chan has served as an employee of 1315 Capital Management, LLC, a Philadelphia-based firm that provides expansion and growth capital to healthcare companies and is affiliated with 1315 Capital. Mr. Chan has over 12 years of experience in healthcare investing. From 2012 to 2016, Mr. Chan was a vice president at NaviMed Capital Advisors, LLC, a lower middle-market healthcare investment firm and an associate at Siemens Venture Capital, the investment arm of Siemens. Mr. Chan started his career developing and commercializing a molecular diagnostic product at a venture backed company and has been involved in several diagnostics and biopharma services investments including China Diagnostics Medical Corporation (acquired by Actis Capital), BioImagene, Inc. (acquired by Roche Holding AG), RadPharm, Inc. (acquired by JLL Partners), Cylex, Inc. (acquired by Viracor-IBT Laboratories, Inc.), Sequenom, Inc. (acquired by Laboratory Corporation of America Holdings) and Genoptix, Inc. (acquired by NeoGenomics, Inc.). He currently serves on the board of the private company Centurion Service Group, LLC. Mr. Chan received a BSc in Biomedical Engineering from Johns Hopkins University and an M.B.A. from the Wharton School at the University of Pennsylvania.

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Mr. Chan’s designation as director brings to the Board experience in expanding healthcare companies and biomedical engineering and business backgrounds.

Robert Gorman, Incumbent Class II Director and Ampersand Designee . Robert Gorman was initially designated as director on October 17, 2019 by Ampersand as holder of Series A Convertible Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) and thereby appointed and elected to the Board and was re-designated as director by Ampersand as holder of Series B Preferred Stock and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Gorman to the Compensation Committee and the Regulatory Compliance Committees. On April 16, 2020, Mr. Gorman resigned as a member of the Compensation Committee and was appointed as Chairman of the Board. Mr. Gorman’s experience includes over 30 years in healthcare leadership positions. The majority of his career has been in the laboratory services industry with both public and private companies. After leaving public accounting, he served as Operations Controller for Home Medical Systems, Inc., a company focused on the roll-up of the durable medical equipment business in the United States and sold to Beverly Enterprises. He joined Central Diagnostic Laboratory, the largest independent laboratory at the time, as East Coast Controller, which was acquired by Corning Clinical Laboratory (now known as Quest Diagnostics Incorporated). He spent over 20 years at Quest Diagnostics Incorporated. While at Quest Diagnostics Incorporated, he held various leadership roles including responsibility for the New York and New England laboratories and the East Region, and he ultimately became the Vice President of U.S. operations. After retiring from Quest Diagnostics Incorporated, Mr. Gorman along with WaterStreet Healthcare Partners acquired Converge Diagnostic Services LLC in 2009, where he served as Chief Executive Officer. He helped transform Converge Diagnostic Services LLC into a full service regional laboratory services company servicing the New England market. After approximately four and a half years, Converge Diagnostics Services LLC was acquired by Quest Diagnostics Incorporated. During the past five years, Mr. Gorman served as Senior Vice President of U.S. Clinical Diagnostics for Eurofins Scientific Group, an international laboratory company (OTC: ERFSF) (“Eurofins”), with responsibility for clinical diagnostic businesses in the U.S from January 2017 to July 2018. Since July 2018, Mr. Gorman serves as a consultant for MLC, LLC, for which he is also the general partner. Mr. Gorman has served on several for profit and not for profit boards, including for Eurofins’s subsidiary Boston Heart Diagnostics Corporation from January 2017 to July 2018. Mr. Gorman earned his B.S. in Accounting from Villanova University.

Mr. Gorman brings leadership in the laboratory services industry in public and private companies, including clinical diagnostic businesses, to the Board.

Joseph Keegan, Incumbent Class III Director. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was chief executive officer at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was chief executive officer at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors as the chairman of the board for the following privately held companies: Halo Labs (formerly known as Optofluidics, Inc.), Carterra (formerly known as Wasatch Microfluidics, Inc.), and Fluidic Analytics and currently serves on the board of directors of Nuclera Nucleics. In April 2017, he joined the board of ArrayJet Ltd., a privately held Scottish company and is currently chairman of the board. Dr. Keegan is a member of the board of directors of Bio-Techne Corporation (NASDAQ: TECH), a publicly held biotech company. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director.

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Eric Lev, Incumbent Class I Director and Ampersand Designee. Eric Lev was initially designated as director effective July 15, 2019 by Ampersand as holder of Series A Preferred Stock, and thereby appointed and elected to the Board and was re-designated as director by Ampersand as a holder of Series B Preferred Stock, and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Lev to the Nominating Committee and as Chair to the Regulatory Compliance Committee. Mr. Lev has more than 17 years of experience in life science investing. Since 2013, Mr. Lev has been a partner at Ampersand Capital Partners, a middle market private equity firm dedicated to growth-oriented investments in the healthcare sector and an entity affiliated with Ampersand. From 2005 to 2013, Mr. Lev was a principal at Water Street Healthcare Partners, and served before then as Group Manager, Strategy & Business Development at Beckman Coulter from 2004 to 2005. Mr. Lev also previously served as an associate on the healthcare/life sciences team at One Equity Partners and began his career as an analyst in the investment banking division of Lehman Brothers. He currently serves on the boards of directors of private companies within the pharmaceutical services market such as Nexelis and vivitide. He previously served on the boards of directors of private companies within the clinical laboratory services market such as Genoptix, Inc., PLUS Diagnostics, and ConVerge Diagnostic Services LLC. Mr. Lev holds a B.A. from Northwestern University and a M.B.A from the University of Chicago.

Mr. Lev brings to the Board expertise in finance and extensive knowledge of the life science industry.

Fortunato Ron Rocca, Incumbent Class II Director and 1315 Capital Designee . Ron Rocca was elected to the Board as a Class II director on January 22, 2020 following his designation by 1315 Capital as a holder of Series B Preferred Stock. Mr. Rocca was concurrently appointed to the Audit and Compensation Committees. Since December 2011, Mr. Rocca has served as President, Chief Executive Officer and Director of Exagen Inc. (NASDAQ: XGN), a company dedicated to transforming the care continuum for patients suffering from debilitating and chronic autoimmune diseases. From 2005 to October 2011, Mr. Rocca served as Vice President, Sales and Marketing, and as General Manager at Prometheus, a specialty pharmaceutical and diagnostic company which was acquired by Nestlé SA in 2011, where he was responsible for leading the commercial organization, strategic planning and implementation of projects designed to maximize brand sales. Prior to joining Prometheus, Mr. Rocca served as the General Manager of Alpharma Inc., a specialty pharmaceutical company. Earlier in his career, Mr. Rocca served in senior sales and marketing management positions for Elan Pharmaceuticals, Inc., a neuroscience-focused biotechnology company and Janssen Pharmaceuticals, Inc., a pharmaceutical subsidiary of Johnson & Johnson. Mr. Rocca received a B.S. in Marketing and Personnel Management from Towson State University. Mr. Rocca’s extensive knowledge of our business, as well as his over 25 years of experience in the diagnostic and pharmaceutical industries, contributed to our board of directors’ conclusion that he should serve as a director of our Company.

Mr. Rocca brings to the Board extensive experience as an officer at public companies developing healthcare tests.

Stephen J. Sullivan, Incumbent Class I Director . Stephen J. Sullivan is currently a director and served as Chairman of the Board from June 21, 2016 until April 16, 2020. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined Interpace as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”) (acquired by Huntingdon Life Sciences Inc.), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc. (“Xenometrix”), a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories.

Mr. Sullivan has extensive experience as a director. In 2019, Mr. Sullivan became a director of The Emmes Company, LLC, a clinical research collaborator within the contract research organization industry. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company. Since May 2015, Mr. Sullivan has been chairman of the board of Analytical Lab Group (formerly known as Microbiology Research Associates), a privately held microbiology services company. From April 2011 through March 2019, Mr. Sullivan was chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical (acquired by Pharma Start LLC). In July 2016, Mr. Sullivan became chairman of the board of PharmaStart, LLC. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. As of July 2018, Firma Clinical Research has been sold and Mr. Sullivan is no longer a member of its board. From November 2015 until August 2017, Mr. Sullivan was a member of the board of Accel Clinical Research, a phase 1 contract research organization. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately-owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation (acquired by eResearchTechnology, Inc.), a privately-owned leader in electronic patient recorded outcomes in clinical trials.

Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

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INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Cash Compensation Policy

In 2020, each of our non-employee directors received an annual director’s fee of $40,000, payable quarterly in arrears. Additionally, any non-employee director (except Mr. Gorman as Chairman) serving as Chairperson of a Board Committee received an annual fee of $10,000 (regardless of the number of Committees chaired.) Messrs. Chan and Lev both voluntarily agreed to waive all non-employee director compensation in 2020. For his roles as a director and Chairman of the Board, Mr. Gorman received a total annual fee of $170,000. As of April 15, 2020, Mr. Gorman’s annual director fee was reduced by 15% in connection with the Company’s COVID-19 pandemic cost reductions and reinstated in line with other Executives in the Company on August 1, 2020.

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Equity Compensation Policy

Commencing in July 2020, each new appointee to the Board and each non-employee director serving at that time (regardless of year of appointment), except Mr. Gorman as Chairman, received a one-time grant of 28,000 stock options which vest in equal annual installments over a three-year period. Messrs. Chan and Lev have voluntarily waived the award of such stock options. Dr. Schnoll-Sussman and Mr. McCarthy were no longer serving on the Board at the time of such grants.

In 2019, upon initial appointment to the Board, each non-employee director was entitled to receive 2,000 stock options which vest in equal annual installments over a three-year period. Messrs. Gorman, Lev, and former director Laurence McCarthy were appointed to the Board in 2019. Messrs. Lev and Gorman voluntarily waived such stock options. The grant of Mr. McCarthy’s award was subject to the approval by stockholders in 2020 of an amendment to the 2019 Equity Incentive Plan, increasing the number of authorized shares of Common Stock reserved for issuance. Although Mr. McCarthy resigned in 2020 as director, the Board granted the award to him in 2020 during his continued service as a consultant to the Company.

In 2019, each non-employee director appointed in 2018 or prior was entitled to receive an annual grant of 1,000 stock options (with the exception of the Chairman of the Board who would receive 1,300 stock options). The awards of 1,000 stock options, respectively, to Mr. Keegan and former director Dr. Felice Schnoll-Sussman and the award of 1,300 stock options to Mr. Sullivan were granted in 2020; once more shares were added to the 2019 Equity Incentive Plan. Although Dr. Schnoll-Sussman resigned in 2020 as director, the Board granted the award to her in 2020, during her continued service, as a consultant to the Company.

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In connection with his role as Chairman of the Board to which he was appointed in April of 2020, the Company granted to Mr. Gorman: (i) a non-qualified stock option to purchase 89,000 shares of Common Stock which vests during his continuing service as a member of the Board over a period of three (3) years from the effective date of his agreement to serve as Chairman, provided, that such option shall immediately vest upon a Change in Control (as defined in the 2019 Equity Incentive Plan) or upon the Company’s removal of Mr. Gorman as Chairman without Cause (as defined in the 2019 Equity Incentive Plan); and (ii) a non-qualified stock option to purchase 77,000 shares of Common Stock, which vests upon the first to occur during his continuing service as a member of the Board of (x) a period of thirty (30) consecutive trading days in which the closing price per share of Common Stock is $15 or greater, or (y) a Change in Control in which the transaction price per share of Common Stock is $15 or greater. Mr. Gorman was also awarded 6,321 restricted shares of common stock in January of 2020, which had a six month vesting period.

2020 Updates to Director Compensation

Mr. McCarthy and Dr. Schnoll-Sussman, respectively, resigned from the Board in January 2020. Messrs. Chan and Rocca were appointed to the Board in 2020. Messrs. Chan and Lev both voluntarily agreed to waive all non-employee director compensation in 2020. Dr. Keegan no longer serves as a member of the Compensation Committee as of January 2020. Mr. Sullivan resigned as Chairman of the Board in April 2020 and Mr. Gorman was concurrently appointed Chairman of the Board.

Director Compensation in 2020

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2020. Information regarding the compensation of Mr. Burnell can be found below, under the heading “Information About Our Executive Compensation”.

DIRECTOR COMPENSATION IN 2020
Name	Fees earned or paid in cash ($)	Stock awards ($) (1) (6)	Option awards ($) (1) (6)	All other compensation ($) (7)	Total ($)
Edward Chan	-	-	-	-	-
Robert Gorman (2)	128,525	49,999	756,438	24,191	959,153
Joseph Keegan	51,250	-	134,792	-	186,042
Eric Lev	-	-	-	-	-
Laurence R. McCarthy (3)	1,236	-	9,296	75,103	85,635
Fortunato Ron Rocca (4)	36,731	-	130,144	-	166,875
Felice Schnoll-Sussman (5)	8,750	-	4,648	-	13,398
Stephen J. Sullivan	53,750	-	136,186	-	189,936

(1)	Outstanding stock awards held by the non-employee directors as of December 31, 2020 consisted of 160 restricted stock units (“RSUs”) for Mr. Sullivan, and 160 RSUs for Dr. Keegan, as well as the following outstanding stock option amounts: Mr. Gorman -168,000; Dr. Keegan – 32,920; Mr. Rocca – 28,000; Mr. Sullivan – 33,820.
(2)	Mr. Gorman’s fees represent the fee for the Chairman of the Board prorated upon his appointment in April 2020, and it also reflects a 15% reduction in Board fees from April 15th to July 31st which coincided with a reduction in employee salaries during that same period.
(3)	Mr. McCarthy’s fees represent the prorated portion of his annual fee for his time on the Board through January 15, 2020.
(4)	Mr. Rocca’s fees represent the prorated portion of his annual fee as he was named to the Board effective January 22, 2020.
(5)	Dr. Sussman’s fees represent the prorated portion of her annual fee.
(6)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our Annual Report.
(7)	Consists of outside consulting work paid for in 2020.

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PROPOSAL NO. 1 —

RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing BDO as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of BDO unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of BDO is expected to be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this Proposal No. 1, ratification of the appointment of BDO as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. Abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting.

The Board Recommends a Vote FOR the Ratification of the Appointment of BDO USA, LLP for Fiscal Year 2021 and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described above were approved by the Audit Committee.

BDO USA LLP (“BDO”), an independent registered public accounting firm, has served as our independent accountants beginning in 2012. Fees for services provided by BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2020	2019
Audit Fees (1)(2)	$556,000	$448,773
Audit-Related Fees (3)	-	200,850
Tax Fees (4)	-	-
All Other Fees (5)	5,482	-
Total Fees	$561,482	$649,623

(1)	Audit fees include the audit of our consolidated financial statements.
(2)	Included within audit fees for the year ended December 31, 2019 are those fees totaling $81,000 associated with our public offerings in 2019.
(3)	Audit-related fees in 2019 include fees incurred for the historical audit of CGI, Inc. required for the acquisition.
(4)	Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by BDO for tax compliance, tax advice, and tax planning.
(5)	There were no fees billed by BDO USA, LLP for products and services other than the services described in the paragraphs captioned “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above for 2019. In 2020, BDO USA, LLP billed an aggregate of $5,482 for reimbursement of legal fees.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2020 and discussed them with management and BDO, the independent registered public accounting firm that audited our financial statements for fiscal 2020. The Audit Committee has also discussed with BDO the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board’s (the “PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from BDO required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. BDO was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. BDO had full access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2020 be included in our Annual Report for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Fortunato Ron Rocca

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GOVERNANCE OF THE COMPANY

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations” section of our website page at www.interpace.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four (4) business days following the date of the amendment or waiver, or posted on our website (www.interpace.com).

Board Leadership and Structure

The Chairman of the Board presides at all meetings of the Board. Mr. Gorman serves as the Chairman of the Board, and Mr. Burnell, our Chief Executive Officer, serves as a director. The Board has determined that Mr. Gorman and Mr. Burnell are not “independent” within the meaning of the OTCQX Rules. The Board has determined that the remaining members of the Board are independent within the meaning of the OTCQX Rules.

The Board believes that the roles of Chief Executive Officer and Chairman of the Board should be separate at this time. The Board believes that it should be free to make a choice from time to time in any manner that it believes is in the best interests of the Company and our stockholders.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Regulatory Compliance Committee oversees management’s efforts to adopt and implement policies and procedures that require the Company and its employees to comply with the regulatory framework of laws and regulations with respect to its operations and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Our Audit Committee and Regulatory Compliance Committee also review and discuss with relevant management, at least annually, the implementation and effectiveness of risk management programs in the areas of cybersecurity and privacy as it relates to healthcare compliance. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2020, the Board held nine meetings and additionally acted one time by unanimous written consent, the Audit Committee held ten meetings, the Compensation Committee held eight meetings, the Nominating Committee held four meetings and the Regulatory Compliance Committee held four meetings. In addition, the Company formed a Special Committee, comprised of Dr. Keegan and Mr. Sullivan. During the year ended December 31, 2020, the Special Committee held two meetings to assist the Board in reviewing the terms of the Notes (as defined below) which the Company subsequently entered into with 1315 Capital and Ampersand Capital Partners.

Each committee member is a non-employee director of the Company who meets the independence requirements of the OTCQX Rules and applicable law, except for Mr. Gorman, the Chairman of the Board and member of the Regulatory Compliance Committee, who the Board has determined should not be considered independent within the meaning of the OTCQX Rules at this time. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2020. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our then-current directors attended our annual stockholders’ meeting held on July 9, 2020. Our Board has four standing committees, each of which is described below.

Audit Committee

As of the date of this Proxy Statement, the Audit Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Sullivan, and Mr. Rocca. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, to assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and independent registered public accounting firm; and (vi) enterprise-wide risk management. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

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Our Board has determined that each member of our Audit Committee is independent within the meaning of the OTCQX Rules and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act.

Our Audit Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Compensation Committee

As of the date of this Proxy Statement, the Compensation Committee is currently comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. Each member of our Compensation Committee is “independent” within the meaning of the OTCQX Rules and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans. The Compensation Committee may form subcommittees for any purpose that they deem appropriate and may delegate to such subcommittees such power and authority as they deems appropriate, provided that the subcommittee consists of at least two members and provided further that the Compensation Committee must not delegate any power or authority required by any law, regulation or listing standards to be exercised by the Compensation Committee as a whole.

Our Compensation Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Nominating Committee

As of the date of this Proxy Statement, the Nominating Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Chan, Mr. Lev, and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the OTCQX Rules and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; (v) to develop and maintain the Company’s corporate governance guidelines; (vi) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election; and (vii) to advise the Board with respect to any other matters required by federal securities laws. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules.

The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

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The Nominating Committee will consider nominees recommended by stockholders (including those nominated pursuant to any preferred stockholders’ director designation rights), based on the same criteria described above, provided such nominations comply with the applicable provisions of our Certificate of Incorporation, Bylaws and the procedures to be followed in submitting proposals. Except with respect to the Series B Investors’ designation rights, discussed below, no material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since we filed our proxy statement on August 22, 2019 in connection with the 2019 annual meeting.

Our Nominating Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Regulatory Compliance Committee

As of the date of this Proxy Statement, the Regulatory Compliance Committee is currently comprised of Mr. Lev (Chairperson), Mr. Chan and Mr. Gorman. Mr. Lev and Mr. Chan are “independent” within the meaning of the OTCQX Rules and as required by the Regulatory Compliance Committee charter. The Board has determined that Mr. Gorman should not be considered independent within the meaning of the OTCQX Rules. The primary purposes of our Regulatory Compliance Committee are to assist the Board in carrying out its oversight responsibility with respect to the regulatory framework of laws and regulations with respect to our operations, compliance with high quality, ethical and legal standards, and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Specifically, the Regulatory Compliance Committee assists the Board with respect to compliance with the operation of clinical laboratories and the provision of laboratory services and related customer billing and Medicare reimbursement. The Regulatory Compliance Committee was formerly part of the Company’s Audit Committee and was formed in January 2020.

The Regulatory Compliance Committee also reviews and discusses with relevant management the implementation and effectiveness of regulatory risk management programs in the areas of supply chain, environmental regulations, employee health and safety, privacy, cybersecurity, regulatory and political expenditures and lobbying activities.

Our Regulatory Compliance Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2020, the Compensation Committee was comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. During 2020 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee. Only Mr. Chan has relationships requiring disclosure with respect to related party transactions, as described below under the section “Certain Relationships and Related Party Transactions”.

Policies on Communicating with our Board and Reporting of Concerns Regarding Regulatory, Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

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Any person who has a concern regarding corporate compliance matters, including accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Audit Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

Any person who has a concern regarding regulatory compliance matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Regulatory Compliance Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Regulatory Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Regulatory Compliance Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on our review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2020 but for Form 4s filed by Mr. Stover on April 6, 2020, which was originally due March 16, 2020, Mr. Knechtel on February 3, 2020, which was originally due January 31, 2020, and 1315 Capital II, L.P., a beneficial owner of more than 10% of our common stock, on January 23, 2020, which was originally due January 15, 2020.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Thomas W. Burnell	59	President and Chief Executive Officer
Thomas Freeburg	54	Chief Financial Officer, Treasurer and Secretary

Mr. Burnell’s business experience is discussed above, under the heading “Director Biographies and Qualifications”. There are no arrangements or understandings between Mr. Burnell and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Burnell and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

The principal occupation and business experience for at least the last five years for Mr. Freeburg as a named executive officer is set forth below.

Mr. Freeburg has been the Company’s Chief Financial Officer since February 1, 2021. Previously, he had been the Company’s Chief Accounting Officer from October 2017 to January 2021. Prior to his employment with the Company, Mr. Freeburg was the Managing Member of Cambridge Financial Consultants LLC from 2014 to September 2017. From 2009 to 2014, Mr. Freeburg served as the Director of SEC Reporting and Accounting Policies for Coach, Inc., which was the predecessor company to Tapestry, Inc. (NYSE: TPR). From 2006 to 2008, Mr. Freeburg served as the Director of External Reporting of Scholastic Corporation (NASDAQ: SCHL). From 2004 to 2006, Mr. Freeburg was the Manager of Financial Analysis for DRS Technologies, Inc., which is now known as Leonardo DRS following an acquisition by Finmeccanica S.p.A. From 2000 to 2003, Mr. Freeburg served as Vice President, Corporate Controller for Xanboo, Inc. and from 1995 to 2000 as an auditor with BDO USA, LLP.

There are no arrangements or understandings between Mr. Freeburg and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Freeburg and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

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INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation for 2019 and 2020 paid to our Chief Executive Officers and Chief Financial Officers who served in this capacity during 2020.

SUMMARY COMPENSATION TABLE FOR 2020 AND 2019
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Compensation	All Other Compen-sation(3)	Total
Thomas W. Burnell
CEO	2020	$35,417	$-	$510,000	$-	$-	$-	$545,417
	2019	-	-	-	-	-	-	-
Jack E. Stover
CEO	2020	453,622	45,000	45,000	372,951	-	848,603	1,765,176
	2019	463,500	-	84,749	302,489	-	11,553	862,291
Fred Knechtel (2)
CFO	2020	274,181	-	-	705,864	-	10,888	990,933
	2019	-	-	-	-	-	-	-
James Early (3)
CFO	2020	21,979		39,550			139,766	201,295
	2019	263,750	-	25,682	91,663	-	4,912	386,007

(1)	The amount set forth in this column represents an annual cash incentive bonus.
(2)	The dollar amounts set forth under the headings “Stock Awards” and “Option Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2020, filed with the SEC on April 1, 2021. (3)
(3)	For the named executive officers, this column includes the following amounts in 2020:

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	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($) (1)	Totals ($)
Thomas Burnell (2)	$-	$-	$-	$-
Jack E. Stover (3)	11,599	3,736	833,268	848,603
Fred Knechtel (4)	9,274	1,614	-	10,888
James Early (5)	1,143	154	138,469	139,766

(1)	The amounts set forth in this column for Mr. Stover represent severance of $763,848, continuation of health benefits of $25,354 and unused vacation balances of $44,066. The amounts for Mr. Early represent severance of $131,875, paid in 2021, and unused vacation balances of $6,594.
(2)	Mr. Burnell was appointed Chief Executive Officer effective December 1, 2020.
(3)	Mr. Stover no longer served as Chief Executive Officer effective December 1, 2020.
(4)	Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021. Mr. Freeburg was appointed Chief Financial Officer on February 1, 2021.
(5)	Mr. Early no longer served as Chief Financial Officer effective January 29, 2020.

Narrative Disclosure to Summary Compensation Table

The following narrative discusses the base salary, annual cash incentives, long-term equity incentives, and perquisites of the Company with respect to Messrs. Burnell, Stover, Knechtel and Early as of December 31, 2020. As described below, Messrs. Stover, Knechtel and Early are no longer with the Company. For information on our compensation to executive officers subsequent to December 31, 2020, please see below under the section “Compensation Related Events Subsequent to December 31, 2020.”

Base Salary

Initially, base salaries are generally set according to the executive officer’s agreement with the Company and adjusted based on the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance. While our executives’ base salaries are generally targeted to be consistent with median base salaries for similar positions based on competitive market data, there is no specific weighting applied to any one factor in setting the level of salary, and the process ultimately relies on the evaluation of various factors considered by the Compensation Committee with respect to each named executive officer (and the full Board, in the case of the Chief Executive Officer). The Compensation Committee also takes into account additional factors such as historical compensation, the financial condition of the Company in general, the individual’s potential to be a key contributor, as well as special recruiting and retention situations.

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Tom Burnell. Upon appointment as Chief Executive Officer on December 1, 2020, Mr. Burnell’s annual base salary was set at $425,000.

Jack Stover. Mr. Stover’s annual base salary in 2020 was $477,404. Mr. Stover no longer served as Chief Executive Officer or as a member of our Board effective December 1, 2020.

Fred Knechtel. Mr. Knechtel’s annual base salary in 2020 was $310,000. Mr. Knechtel no longer served as Chief Financial Officer effective January 31, 2021.

James Early. Mr. Early’s annual base salary for 2020 was $263,750. Mr. Early no longer served as Chief Financial Officer effective January 29, 2020.

As of April 15, 2020, the annual compensation of Mr. Stover and Mr. Knechtel was reduced by 15% in connection with the Company’s COVID-19 pandemic cost reductions.

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee typically during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company, including revenue and adjusted EBITDA.

Pursuant to Mr. Stover’s employment agreement, the Board approved a target annual cash bonus of 60% of his annual base salary based principally upon meeting specific financial goals and objectives as recommended by the Compensation Committee and approved by the Board in its sole discretion. During 2019, the Compensation Committee recommended and the Board approved a discretionary bonus for Mr. Stover of $45,000 based on 2019 performance. This bonus was paid in October 2020.

Messrs. Burnell, Knechtel and Early did not receive cash bonuses during 2020.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2020.

Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program each year, which is currently administered under the 2019 Equity Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent, provides motivation to improve our long-term financial performance, and increase stockholder value. In January 2020, Mr. Stover was granted 35,000 stock options with an exercise price of $8.18, which vest one-third each year over a three-year period, subject generally to continued employment. In January 2020, Mr. Knechtel was awarded 60,000 stock options with an exercise price of $7.91 which vest one-third each year over a three-year period, subject generally to continued service and in April 2020, Mr. Knechtel was awarded 60,000 performance based options the vesting of which only occurred if certain financial targets were achieved. The performance targets provided for the vesting of all or a portion of the option grant depending on when and if the Company achieves consolidated break-even Adjusted EBITDA for two consecutive quarters commencing in the fourth fiscal quarter of 2020 through the fourth fiscal quarter of 2021.

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In December 2020, Mr. Burnell was awarded 100,000 RSUs vesting one-third each year over a three-year period, subject generally to continued service and 125,000 performance-based RSUs which will be eligible to vest on the day following a 30 calendar day period in which, for each trading day of such period, a share of Common Stock has a closing per share price of at least $11.34.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2020 are set forth in footnote 3 to the Summary Compensation Table.

Qualified Plan

The Company maintains a tax-qualified savings plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Code. In addition, the Company currently offers a safe harbor matching contribution equal to 100% of the first 3% of an employee’s contributed base salary plus 50% of the employee’s base salary contributed exceeding 3% but not more than 5%.

Employment Agreements and Severance Arrangements

Tom Burnell

On December 1, 2020, the Company appointed Mr. Burnell as Chief Executive Officer and President and entered into an employment agreement with Mr. Burnell (the “Burnell Employment Agreement”). Under the Burnell Employment Agreement, Mr. Burnell is to receive an annual base salary of $425,000, a target annual bonus opportunity of up to 50% of such base salary, and certain other benefits such as housing and participation in the benefit plans and programs maintained by the Company. The Company also awarded Mr. Burnell: (i) a grant of restricted stock units (“RSUs”) with respect to 100,000 shares of Common Stock, and (ii) a grant of RSUs with respect to 125,000 shares of Common Stock (together, the “Initial RSUs”). The Initial RSU grants are subject to the time and performance-based vesting conditions described above in the section entitled “Long-Term Equity Incentives.”

In the event that Mr. Burnell’s employment is terminated by the Company without Cause or by Mr. Burnell for Good Reason (in each case, as defined in the Burnell Employment Agreement), then subject to, among other things, Mr. Burnell’s execution and non-revocation of a release agreement in favor of the Company, Mr. Burnell would be entitled to: (i) salary continuation payments for a period of (a) six (6) months, if such termination of employment occurs on or after the first anniversary of employment but prior to the second anniversary of employment, or (b) twelve (12) months, if such termination of employment occurs on or after the second anniversary of employment; provided, however, that there will be no salary continuation payments in the event such termination of employment occurs prior to the first anniversary of employment; (ii) all outstanding equity awards, including the Initial RSU grants, that were scheduled to vest during the 24-month period following the termination date, but for the termination, would become fully vested and exercisable (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement); and, (iii) continuation of health and welfare benefits for the applicable salary continuation period.

Jack Stover

During 2020, the Company was a party to an amended and restated employment agreement with Mr. Stover, (the “Stover Employment Agreement”), which provided for an initial annual base salary of $450,000 ($477,404) in 2020), an annual target bonus opportunity of 60% of his base salary, and eligibility to participate generally in employee benefit plans. In addition, the Stover Employment Agreement provided for an annual grant of options and restricted stock units in an amount to be determined by the Compensation Committee in its discretion.

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The Stover Employment Agreement provides for severance benefits upon a termination of his employment by the Company without “Cause” or his resignation for “Good Reason,” subject to Mr. Stover’s execution of a general release of claims, as follows: (i) any earned but unpaid bonus for the fiscal year prior to the termination date, (ii) an amount equal to his then current base salary, (iii) payment by the Company of his COBRA premium for 12 months following such termination, (iv) accelerated vesting of all outstanding non-qualified stock option and restricted stock unit awards that were scheduled to vest during the 24 months following the termination date, (v) and a lump sum payment equal to the greater of 60% of his base salary or the largest discretionary bonus paid to Mr. Stover in the three years preceding the termination date. However, if such termination without “Cause” or for “Good Reason” occurs within 24 months following a Transaction, then Mr. Stover would be entitled to receive: (i) any earned but unpaid bonus for any fiscal year ending prior to his termination date, (ii) an amount equal to 1.5x his then current base salary, (iii) an amount equal to 1.5x his annual target bonus, (iv) payment by the Company of his applicable COBRA premium for 18 months following such termination, and (v) accelerated vesting of all outstanding non-qualified stock option and restricted stock unit awards that were scheduled to vest during the 36 months following the termination date.

In connection with Mr. Stover’s resignation on November 23, 2020, the Company entered into a Separation and Consulting Agreement and General Release with Mr. Stover (the “Stover Separation and Consulting Agreement”), which became irrevocable and effective on November 30, 2020. Under the terms of the Stover Separation and Consulting Agreement, the Company agreed to provide to Mr. Stover the following payments and benefits, subject to his execution of a release and compliance with restrictive covenants: (i) cash payments equal to $477,405, payable in equal installments over twelve months in accordance with the Company’s standard payroll practices; (ii) full acceleration of any non-qualified options and RSUs that are outstanding as of December 31, 2020 and that would have time-vested prior to December 31, 2022; (iii) a lump sum payment of $286,443, payable on the Company’s first payroll period of January 2022; and (iv) a fully vested nonqualified stock option to purchase 43,750 shares of Common Stock with a per-share exercise price of $6.00, exercisable until the tenth anniversary of the grant date and governed by the terms of the Company’s 2019 Equity Incentive Plan and the Company’s form of Stock Option Grant Notice and Stock Option Agreement thereunder. In addition, the Company agreed to cover Mr. Stover’s COBRA premiums through 2021.

James Early

At the beginning of 2020, the Company was party to an employment agreement with James Early which was entered into in March 2018 (the “Early Employment Agreement”). The Early Employment Agreement provided for an annual base salary of $250,000 ($263,750) in 2020), a target annual performance bonus opportunity of up to 30% of such base salary, and eligibility to participate in Company benefit plans. The Early Employment Agreement provided for severance benefits upon a termination of employment by the Company for any reason other than death, disability or “Cause,” or if he resigns for “Good Reason,” subject to the execution of a general release of claims, as follows: (i) payment of six (6) months of his then current base salary and (ii) six (6) months continuation of his health benefits.

Resignation of Mr. Early as Chief Financial Officer and Entry into Severance Agreement

Mr. Early resigned as Chief Financial Officer, Treasurer and Secretary of the Company, effective as of January 29, 2020, and in connection therewith, the Company entered into a separation and release agreement with Mr. Early. Pursuant to the separation and release agreement, in exchange for Mr. Early’s execution of a general release and continued compliance with the Restrictive Covenants Agreement, the Company agreed to provide Mr. Early with the following payments and benefits: (i) severance equal to $131,875, payable in monthly installments in 2021 over a six-month period in accordance with the Company’s payroll practices, and (ii) coverage of COBRA premiums for a six month period.

Fred Knechtel

The Company entered into an employment agreement with Mr. Knechtel as Chief Financial Officer, Treasurer, and Secretary, effective as of January 29, 2020 (the “Knechtel Employment Agreement”). The Knechtel Employment Agreement provided for an annual base salary of $310,000, a target annual bonus opportunity of up to 40% of his base salary, and equity incentive awards in the form of two option grants under the Company’s 2019 Equity Incentive Plan to purchase 60,000 shares of the Company’s Common Stock each (together, the “Initial Options”). The Initial Option grants are subject to the time and performance-based vesting conditions described above in the section entitled “Long-Term Equity Incentives”. In addition, the Knechtel Employment Agreement provided for accelerated vesting of each of Mr. Knechtel’s then-outstanding equity awards immediately prior to the occurrence of a Change in Control (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that will be deemed achieved at the target level of the applicable award agreement), subject to Mr. Knechtel’s continued employment with the Company through the Change in Control.

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The Knechtel Employment Agreement provided for severance benefits upon a termination of his employment by the Company without “Cause” or his resignation for “Good Reason,” (as defined in the Knechtel Employment Agreement), subject to Mr. Knechtel’s execution of a general release of claims, as follows: (i) salary continuation payments for a period of (a) six (6) months, if such termination of employment occurs on or after January 29, 2021 but prior to January 29, 2022, or (b) twelve (12) months, if such termination of employment occurs on or after January 29, 2022; provided, however, that there will be no salary continuation payments in the event such termination of employment occurs prior to January 29, 2021, (ii) continuation of health and welfare benefits for the applicable salary continuation period, and (iii) accelerated vesting of all outstanding equity awards that were scheduled to vest during the 24-month period following the termination date, but for the termination (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement).

On January 31, 2021, Mr. Knechtel’s employment with the Company ceased, and in connection with his resignation, the Company entered into a severance and general release, agreement with Mr. Knechtel (the “Knechtel Severance Agreement”). Pursuant to the Knechtel Severance Agreement, in consideration of the general release of claims contained in, and contingent on continued compliance with restrictive covenants, the Company agreed to provide Mr. Knechtel with the following payments and benefits: (i) a cash amount equal to $155,000, which represents severance equal to six months’ base salary payable in semi-monthly installments in accordance with the Company’s payroll practices over a six-month period and the value of certain unused paid time off days and (ii) payment for the cost of COBRA premiums for a six-month period.

Tom Freeburg

On February 1, 2021, the Company appointed Mr. Freeburg as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of February 1, 2021. In accordance with SEC rules, his compensatory arrangements for 2021 will be described in our Executive Compensation disclosures next year.

Confidential Information, Non-Disclosure, Non-Solicitation, Non-Compete and Rights to Intellectual Property Agreement (“Restrictive Covenants Agreement”)

Each of Messrs. Stover, Freeburg, Early, Knechtel, and Burnell also entered into a Restrictive Covenants Agreement with the Company that includes customary provisions regarding confidentiality and non-disclosure, customary non-competition and non-solicitation provisions that extend for up to one (1) year following termination of employment, and a customary invention assignment regarding ownership of intellectual property. The payment of any severance benefits under each executive’s employment agreement and/or severance agreement is conditioned on continued compliance with his Restrictive Covenants Agreement.

Treatment of Outstanding Equity on a Change in Control

Pursuant to the terms of our 2004 Stock Award and Incentive Plan, awards outstanding under that plan will generally become fully vested and exercisable upon a change in control of the Company. There is no similar automatic vesting provision upon a change in control for awards granted under the Interpace Biosciences, Inc. 2019 Equity Incentive Plan. However, pursuant to his employment agreement as in effect in 2020, Mr. Knechtel’s outstanding award agreements would have been eligible to vest and become exercisable in full immediately prior to the occurrence of the Change in Control (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that will be deemed achieved at the target level of the applicable award agreement), subject to Mr. Knechtel’s continued employment with the Company through the Change in Control.

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Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviews our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (i) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (ii) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (iii) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards as of December 31, 2020

The following table provides information concerning the number and value of unexercised stock options and RSUs for the named executive officers outstanding as of the year ended December 31, 2020:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares/RSUs that have not Vested (#)	Market Value of Shares/RSUs that have not Vested ($)(1)
Thomas W. Burnell	-	-		-		225,000	706,500
Jack E. Stover	3,264	-		16.00	10/14/2026	-	-
	13,461	-	-	21.20	3/16/2027	-	-
	34,500	-		14.50	9/26/2027	-	-
	22,400	-		10.10	3/7/2028	-	-
	34,800	-		10.80	12/5/2028	-	-
	34,769	-		9.75	3/13/2029	-	-
	23,333	-		8.18	1/22/2030	-	-
	43,750	-		6.00	12/1/2030	-	-
Fred Knechtel	-	60,000	(2)	7.91	1/29/2030	-	-
	-	60,000	(3)	5.80	4/29/2030	-	-
James Early	-	-		-	-	-	-

(1)	The market value is based on the closing price of $3.14 on December 31, 2020, the last day of trading in 2020.
(2)	Options were scheduled to vest one-third each year on the first three anniversaries of the grant date, which was January 29, 2020.
(3)	Performance-based options that only vest if certain financials targets were achieved, as described above in the section entitled “Long-Term Equity Incentives”.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of September 10, 2021, the number of shares of our Common Stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding Common Stock; (ii) each of our current directors; (iii) each of our current named executive officers, and (iv) all current directors and named executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 4,174,447 shares of Common Stock outstanding on September 10, 2021.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(2)	4,666,666	(3)	52.8	% (18)
1315 Capital II, L.P.(4)	3,166,666	(5)	43.1	% (19)
Peter H. Kamin (6)	781,956	(7)	18.7%

Executive officers and directors:
Thomas W. Burnell (8)	10,855	(21)	*
Thomas Freeburg (9)	611	(14)	*
Edward Chan (10)	-		*
Robert Gorman (11)	20,759	(15)	*
Joseph Keegan (12)	15,344	(16)	*
Eric Lev (12)(13)	4,666,666	(3)	52.8	% (18)
Fortunato Ron Rocca (12)	9,334	(20)	*
Stephen J. Sullivan (12)	16,746	(17)	*
as a group (8 persons)	4,740,315	(3) (14) (15) (16)(17)	53.4%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as stock options and RSUs that a person has the right to acquire within 60 days of September 10, 2021. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	The reported address of Ampersand 2018 Limited Partnership (“Ampersand”) is 55 William Street, Suite 240, Wellesley, MA 02481.
(3)	This information is based solely on an amended Schedule 13D filed with the SEC on January 19, 2021 by Ampersand. Ampersand reported shared voting power and shared dispositive power of 4,666,666 shares of Common Stock underlying 28,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of Common Stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of Common Stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.
(4)	The reported address of 1315 Capital II, L.P. (“1315 Capital”) is 2929 Walnut Street, Suite 1240, Philadelphia, PA 19104.
(5)	This information is based solely on an amended Schedule 13D filed with the SEC January 21, 2021 by 1315 Capital. 1315 Capital reported shared voting power and shared dispositive power of 3,166,666 shares of Common Stock underlying 19,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of Common Stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of Common Stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.
(6)	The reported address of Mr. Kamin is 2720 Donald Ross Road, #311, Palm Beach Gardens, FL 33410.
(7)	This information is based solely on a Schedule 13D filed with the SEC on March 1, 2021 by Mr. Kamin. Mr. Kamin reported sole voting power and sole dispositive power of 781,956 shares of Common Stock.
(8)	Currently serves as our President and Chief Executive Officer and as a member of the Board. Includes 10,855 shares of common stock owned by his spouse.
(9)	Currently serves as our Chief Financial Officer, Secretary and Treasurer.
(10)	Currently serves as a member of the Board. Mr. Chan has voluntarily agreed to waive all stock awards and stock option awards in 2020 in connection with his service as a director.
(11)	Currently serves as Chairman of the Board.
(12)	Currently serves as a member of the Board.
(13)	These securities are held of record by Ampersand. Mr. Lev is an indirect owner of partnership interests of both Ampersand and of Ampersand’s general partner. Mr. Lev does not have voting or investment power with respect to the shares held by Ampersand. Mr. Lev has voluntarily agreed to waive all stock awards and stock option awards in 2019 and 2020 in connection with his service as a director.
(14)	Includes 534 shares issuable pursuant to stock options exercisable within 60 days of September 10, 2021.
(15)	Includes 2,000 shares issuable pursuant to stock options exercisable within 60 days of September 10, 2021.
(16)	Includes 13,587 shares issuable pursuant to stock options exercisable within 60 days of September 10, 2021.
(17)	Includes 14,287 shares issuable pursuant to stock options exercisable within 60 days of September 10, 2021.
(18)	Ampersand’s ownership would be 39.1%, assuming the conversion of all 47,000 outstanding shares of Series B into an aggregate of 7,833,332 shares of Common Stock.
(19)	1315 Capital’s ownership would be 26.5% assuming the conversion of all 47,000 outstanding shares of Series B into an aggregate of 7,833,332 shares of Common Stock.
(20)	Includes 9,334 shares issuable pursuant to stock options exercisable within 60 days of September 10, 2021.
(21)	Includes 10,855 shares owned by Mr. Burnell’s spouse. Mr. Burnell disclaims beneficial ownership of these shares.

* Represents less than 1% of shares of common stock outstanding.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We are required to disclose transactions since January 1, 2020, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers, which are described in the section “Information About Our Executive Compensation”.

On January 10, 2020, we entered into the Securities Purchase and Exchange Agreement with Ampersand and 1315 Capital. Pursuant to the Securities Purchase and Exchange Agreement, 1315 Capital agreed to purchase 19,000 shares of the Series B Preferred Stock at an aggregate purchase price of $19.0 million and Ampersand agreed to purchase 1,000 shares of the Series B Preferred Stock at an aggregate purchase price of $1.0 million. We also agreed to exchange all 270 shares of the Company’s issued and outstanding Series A Preferred Stock held by Ampersand for 27,000 newly created shares of Series B Preferred Stock. The Company and the Series B Investors amended and restated that certain Investor Rights Agreement, dated as of July 15, 2019 (the “Amended and Restated Investor Rights Agreement”), among the Company and Ampersand.

The Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand or 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” within the meaning of the OTCQX Rules(or any successor rule or similar rule promulgated by another exchange on which our securities are then listed or designated) However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock. Moreover, on any matter presented to holders of Common Stock for their action or consideration at any meeting of our stockholders (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible and, except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Series B Preferred Stock), will vote together with the holders of Common Stock as a single class, on an as-converted to Common Stock basis.

Concurrently with the closing on January 15, 2020, Mr. McCarthy resigned as director and, pursuant to the Series B Investors’ rights as holder of Series B Preferred Stock, Ampersand re-designated Mr. Lev and Mr. Gorman and 1315 Capital initially designated Edward Chan, who were thereby appointed and elected to the Board. Mr. Lev is a general partner of the general partner of Ampersand, Ampersand Capital Partners. Mr. Chan is an employee of an entity related to 1315 Capital, 1315 Capital Management, LLC. On January 22, 2020, 1315 Capital designated Fortunato Ron Rocca who was thereby appointed and elected to the Board. The Board determined that each of the members of the current Board, except Mr. Burnell and Mr. Gorman, are independent directors within the meaning of the applicable rules and regulations of the SEC and the OTCQX Rules. As of the date of this Proxy Statement, the Series B Investors and their affiliates control, on an as-converted basis, an aggregate of sixty-six percent (66%) of our outstanding shares of common stock through their holdings of the Series B Preferred Stock.

In April 2020, the Company entered into Support Agreements with each of the Series B Investors, pursuant to which Ampersand and 1315 Capital, respectively, consented to, and agreed to vote (by proxy or otherwise), all shares of Series B Preferred Stock registered in its name or beneficially owned by it and/or over which it exercises voting control as of the date of the Support Agreement and any other shares of Series B Preferred Stock legally or beneficially held or acquired by such Series B Investor after the date of the Support Agreement or over which it exercises voting control, in favor of any Fundamental Action desired to be taken by the Company as determined by the Board. For purposes of each Support Agreement, “Fundamental Action” means any action proposed to be taken by the Company and set forth in Section 4(d)(i), 4(d)(ii), 4(d)(v), 4(d)(vi), 4(d)(viii) or 4(d)(ix) of the Certificate of Designation of Series B Preferred Stock or Section 8.5.1.1, 8.5.1.2, 8.5.1.5, 8.5.1.6, 8.5.1.8 or 8.5.1.9 of the Amended and Restated Investor Rights Agreement. The Support Agreement with Ampersand was terminated on September 30, 2020 pursuant to a termination agreement, dated July 9, 2020, between the Company and Ampersand.

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On January 7, 2021, the Company entered into promissory notes with Ampersand, in the amount of $3 million (such notes were amended on May 10, 2021 such that the principal amount increased to $4.5 million), and 1315 Capital, in the amount of $2 million (such notes were amended on May 10, 2021 such that the principal amount increased to $3 million), respectively (together, the “Notes”) and a related security agreement (the “Security Agreement”).

Ampersand holds 28,000 shares of the Company’s Series B Convertible Preferred Stock, which are convertible from time to time into an aggregate of 4,666,666 shares of our Common Stock, and 1315 Capital holds 19,000 shares of the Company Series B Convertible Preferred Stock, which are convertible from time to time into an aggregate of 3,166,666 shares of our Common Stock. On an as-converted basis, such shares would represent approximately 39.1% and 26.5% of our fully-diluted shares of Common Stock, respectively. In addition, pursuant to the terms of the Series B Convertible Preferred Stock certificate of designation and an amended and restated investor rights agreement among the Company and Ampersand and 1315 Capital, they each have the right to (1) approve certain of our actions, including our borrowing of money and (2) designate two directors to our Board of Directors; provided that certain of such rights held by 1315 Capital have been delegated pursuant to the related Support Agreement. As a result, the Company considers the Notes and Security Agreement to be a related party transaction.

The rate of interest on the Notes is equal to eight percent (8.0%) per annum and their maturity date is the earlier of (a) September 30, 2021 and (b) the date on which all amounts become due upon the occurrence of any event of default as defined in the Notes. No interest payments are due on the Notes until their maturity date. All payments on the Notes are pari passu.

In connection with the Security Agreement, the Notes are secured by a first priority lien and security interest on substantially all of the assets of the Company. Additionally, if a change of control of the Company occurs (as defined in the Notes) the Company is required to make a prepayment of the Notes in an amount equal to the unpaid principal amount, all accrued and unpaid interest, and all other amounts payable under the Notes out of the net cash proceeds received by the Company from the consummation of the transactions related to such change of control. The Company may prepay the Notes in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. No prepaid amount may be re-borrowed.

The Notes contain certain negative covenants which prevent the Company from issuing any debt securities pursuant to which the Company issues shares, warrants or any other convertible security in the same transaction or a series of related transactions, except that Company may incur or enter into any capitalized and operating leases in the ordinary course of business consistent with past practice, or borrowed money or funded debt in an amount not to exceed $4.5 million (the “Debt Threshold”) that is subordinated to the Notes on terms acceptable to Ampersand and 1315 Capital; provided, that if the aggregate consolidated revenue recognized by the Company as reported on Form 10-K as filed with the SEC for any fiscal year ending after January 10, 2020 exceeds $45 million dollars, the Debt Threshold for the following fiscal year shall increase to an amount equal to: (x) ten percent (10%); multiplied by (y) the consolidated revenue as reported by the Company on Form 10-K as filed with the SEC for the previous fiscal year.

Other than as set forth in the sections “Information About Our Executive Compensation” and “Information About The Compensation Of Our Directors”, and as disclosed in this section “Certain Relationships and Related Party Transactions”, we are not a party to a current transaction with a related person, have not been a party to such a transaction since January 1, 2020, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

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OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please contact us by writing to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

Stockholder Proposals for the 2022 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2022 must be received by us at our principal office at Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054 no later than May 28, 2022, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting. In the event that the 2022 annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting (November 8, 2022), the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

The Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (June 29, 2022) nor more than 120 days (May 28, 2022) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (November 8, 2022), notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our Common Stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 8, 2021.

This Proxy Statement and our Annual Report are also available on the Internet at:

www.proxyvote.com

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Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Robert Gorman
Robert Gorman
Chairman

September 27, 2021

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INTERPACE BIOSCIENCES, INC.
MORRIS CORPORATE CENTER ONE
300 INTERPACE PARKWAY, BUILDING C
PARSIPPANY, NJ 07054

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 7, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IDXG2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 7, 2021. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60630-P60904

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERPACE BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D60631-P60904

INTERPACE BIOSCIENCES, INC.
Annual Meeting of Shareholders
November 8, 2021 4:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Thomas W. Burnell and Thomas Freeburg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of INTERPACE BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EST on November 8, 2021, at www.virtualshareholdermeeting.com/IDXG2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side